Exhibit 99.2

ANNUAL SUPPLEMENTAL DATA

As of December 31, 2015

Statements in this supplemental that are not strictly historical are “forward-looking” statements. These statements generally are characterized by the use of terms such as "believe," "expect," "intend," "may," "estimated," or other similar words or expressions. Forward-looking statements involve known and unknown risks, which may cause the company’s actual future results to differ materially from expected results. These risks include, among others, general economic conditions, local real estate conditions, changes in interest rates, increases in operating costs, the preferences and financial condition of the company's tenants, the availability of capital, risks related to the company's status as a REIT and the profitability of the company’s taxable subsidiary. Additional information concerning these and other factors that could cause actual results to differ materially from these forward-looking statements is contained from time to time in the company’s Securities and Exchange Commission (the “Commission”) filings, including, but not limited to, the company’s Annual Report on Form 10-K. Copies of each filing may be obtained from the company or the Commission. Such forward-looking statements should be regarded solely as reflections of the company’s current operating plans and estimates. Actual operating results may differ materially from what is expressed or forecast in this press release. National Retail Properties, Inc. undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date these statements were made.

INCOME STATEMENT SUMMARY
(in thousands, except per share data)
(unaudited)

	Quarter Ended		Year Ended
	December 31,		December 31,
	2015	2014	2015	2014
Revenues:
Rental and earned income	$121,106	$110,248	$465,282	$416,842
Real estate expense reimbursement from tenants	4,561	4,093	14,868	13,875
Interest and other income from real estate transactions	264	510	986	2,296
Interest income on commercial mortgage residual interests	446	464	1,778	1,834
	126,377	115,315	482,914	434,847

Operating expenses:
General and administrative	9,657	7,712	34,736	32,518
Real estate	5,575	5,236	19,774	18,905
Depreciation and amortization	34,848	30,376	134,798	116,162
Impairment – commercial mortgage residual interests valuation	51	—	531	256
Impairment losses and other charges, net of recoveries	708	198	4,420	760
	50,839	43,522	194,259	168,601

Other expenses (revenues):
Interest and other income	(42)	(113)	(109)	(357)
Interest expense	24,548	21,830	90,008	85,510
Real estate acquisition costs	33	202	927	1,391
	24,539	21,919	90,826	86,544

Income tax benefit (expense)	(9,827)	797	(10,318)	75

Earnings from continuing operations	41,172	50,671	187,511	179,777

Earnings from discontinued operations, net of income tax expense	—	—	—	124

Earnings before gain on disposition of real estate, net of income tax expense	41,172	50,671	187,511	179,901

Gain on disposition of real estate, net of income tax expense	1,305	3,103	10,450	11,269
Earnings including noncontrolling interests	42,477	53,774	197,961	191,170

Earnings from continuing operations attributable to noncontrolling interests:	(6)	(17)	(125)	(569)
Net earnings attributable to NNN	42,471	53,757	197,836	190,601

INCOME STATEMENT SUMMARY
(in thousands, except per share data)
(unaudited)

	Quarter Ended		Year Ended
	December 31,		December 31,
	2015	2014	2015	2014

Net earnings attributable to NNN	42,471	53,757	197,836	190,601
Series D preferred stock dividends	(4,762)	(4,762)	(19,047)	(19,047)
Series E preferred stock dividends	(4,097)	(4,097)	(16,387)	(16,387)
Net earnings available to common stockholders	$33,612	$44,898	$162,402	$155,167

Weighted average common shares outstanding:
Basic	137,111	128,332	133,999	124,258
Diluted	137,623	128,813	134,489	124,710

Net earnings per share available to common stockholders:
Basic:
Continuing operations	$0.24	$0.35	$1.21	$1.24
Net earnings	$0.24	$0.35	$1.21	$1.24

Diluted:
Continuing operations	$0.24	$0.35	$1.20	$1.24
Net earnings	$0.24	$0.35	$1.20	$1.24

FUNDS FROM OPERATIONS (FFO)
(in thousands, except per share data)
(unaudited)	Quarter Ended		Year Ended
	December 31,		December 31,
	2015	2014	2015	2014
Net earnings available to common stockholders	$33,612	$44,898	$162,402	$155,167
Real estate depreciation and amortization:
Continuing operations	34,754	30,284	134,380	115,888
Discontinued operations	—	—	—	3
Gain on disposition of real estate, net of income tax and noncontrolling interest	(1,305)	(3,103)	(10,397)	(10,904)
Impairment losses – depreciable real estate, net of recoveries and income tax	258	123	2,808	748
Total FFO adjustments	33,707	27,304	126,791	105,735
FFO available to common stockholders	$67,319	$72,202	$289,193	$260,902

FFO per common share:
Basic	$0.49	$0.56	$2.16	$2.10
Diluted	$0.49	$0.56	$2.15	$2.09

RECURRING FUNDS FROM OPERATIONS
(in thousands, except per share data)
(unaudited)	Quarter Ended		Year Ended
	December 31,		December 31,
	2015	2014	2015	2014
Net earnings available to common stockholders	$33,612	$44,898	$162,402	$155,167
Total FFO adjustments	33,707	27,304	126,791	105,735
FFO available to common stockholders	67,319	72,202	289,193	260,902

Impairment – commercial mortgage residual interests valuation	51	—	531	256
Impairment losses – non-depreciable real estate	—	—	156	—
Income tax benefit	(316)	(1,792)	(316)	(1,792)
Taxable REIT subsidiary revocation election(1)	9,607	—	9,607	—
Total Recurring FFO adjustments	9,342	(1,792)	9,978	(1,536)
Recurring FFO available to common stockholders	$76,661	$70,410	$299,171	$259,366

Recurring FFO per common share:
Basic	$0.56	$0.55	$2.23	$2.09
Diluted	$0.56	$0.55	$2.22	$2.08
(1) At the close of business on December 31, 2015, NNN elected to revoke its election to classify the TRS as taxable REIT subsidiaries. This TRS revocation election resulted in an additional tax expense of approximately $9,607 for 2015.

ADJUSTED FUNDS FROM OPERATIONS (AFFO)
(in thousands, except per share data)
(unaudited)
	Quarter Ended		Year Ended
	December 31,		December 31,
	2015	2014	2015	2014
Net earnings available to common stockholders	$33,612	$44,898	$162,402	$155,167
Total FFO adjustments	33,707	27,304	126,791	105,735
Total Recurring FFO adjustments	9,342	(1,792)	9,978	(1,536)
Recurring FFO available to common stockholders	76,661	70,410	299,171	259,366

Straight-line accrued rent	(529)	(318)	(368)	(1,731)
Net capital lease rent adjustment	331	356	1,277	1,369
Below market rent amortization	(671)	(692)	(3,046)	(2,631)
Stock based compensation expense	2,461	2,450	9,671	9,224
Capitalized interest expense	(750)	(311)	(2,383)	(1,629)
Loss on sale of mortgage receivable	450	—	450	—
Total AFFO adjustments	1,292	1,485	5,601	4,602
AFFO available to common stockholders	$77,953	$71,895	$304,772	$263,968

AFFO per common share:
Basic	$0.57	$0.56	$2.27	$2.12
Diluted	$0.57	$0.56	$2.27	$2.12

OTHER INFORMATION
(in thousands)
(unaudited)
	Quarter Ended		Year Ended
	December 31,		December 31,
	2015	2014	2015	2014
Percentage rent	$802	$585	$1,430	$1,074
Amortization of debt costs	$773	$716	$2,915	$2,782
Scheduled debt principal amortization (excluding maturities)	$378	$326	$1,587	$1,151
Non-real estate depreciation expense	$77	$98	$418	$297

BALANCE SHEET
(in thousands)
(unaudited)

	December 31, 2015	December 31, 2014
Assets:
Cash and cash equivalents	$14,260	$10,604
Receivables, net of allowance	3,344	3,013
Mortgages, notes and accrued interest receivable, net of allowance	8,688	11,075
Real estate:
Accounted for using the operating method, net of accumulated depreciation and amortization	5,256,274	4,685,001
Accounted for using the direct financing method	14,518	16,974
Real estate held for sale	32,666	38,074
Commercial mortgage residual interests	11,115	11,626
Accrued rental income, net of allowance	25,529	25,659
Debt costs, net of accumulated amortization	4,003	5,290
Other assets	89,647	108,235
Total assets	$5,460,044	$4,915,551

Liabilities:
Mortgages payable, including unamortized premium and net of unamortized debt cost	23,964	26,182
Notes payable, net of unamortized discount and unamortized debt costs	1,951,980	1,703,709
Accrued interest payable	20,113	17,396
Other liabilities	121,594	85,172
Total liabilities	2,117,651	1,832,459

Stockholders’ equity of NNN	3,342,134	3,082,515
Noncontrolling interests	259	577
Total equity	3,342,393	3,083,092

Total liabilities and equity	$5,460,044	$4,915,551

Common shares outstanding	141,008	132,010

Gross leasable area, Property Portfolio (square feet)	24,964	22,479

DEBT SUMMARY
(in thousands)
As of December 31, 2015

Unsecured Debt	Principal	Principal, Net of Unamortized Discount	Stated Rate	Effective Rate	Maturity Date
Line of credit payable	$—	$—	L + 92.5 bps	—	January 2019

Unsecured notes payable:
2017	250,000	249,796	6.875%	6.924%	October 2017
2021	300,000	297,344	5.500%	5.689%	July 2021
2022	325,000	321,452	3.800%	3.985%	October 2022
2023	350,000	348,025	3.300%	3.388%	April 2023
2024	350,000	349,389	3.900%	3.924%	June 2024
2025	400,000	399,052	4.000%	4.029%	November 2025
Total	1,975,000	1,965,058

Total unsecured debt (1)	$1,975,000	$1,965,058

Debt costs		(19,100)
Accumulated amortization		6,022
Debt costs, net of accumulated amortization		(13,078)
Notes payable, net of unamortized discount and unamortized debt costs		$1,951,980

(1) Unsecured notes payable have a weighted average interest rate of 4.5% and weighted average maturity of 7.0 years.

Mortgages Payable	Interest Rate	Maturity Date	Principal Balance
Mortgage(1)	5.230%	July 2023	$14,555
Mortgage(1)	5.750%	April 2016	5,890
Mortgage(1)	6.400%	February 2017	2,804
Mortgage	6.900%	January 2017	848
			$24,097	(2)

Debt costs			(226)
Accumulated amortization			93
Debt costs, net of accumulated amortization			(133)
Mortgages payable, including unamortized premium and net of unamortized debt costs			$23,964

(1) Includes unamortized premium
(2) Mortgages payable have a weighted average interest rate of 5.4% and weighted average maturity of 4.8 years.

CREDIT METRICS
Ratings: Moody’s Baa1; S&P BBB+; Fitch BBB+
	2011	2012	2013	2014	2015
Debt / Total assets (gross book)	37.0%	37.5%	32.9%	32.6%	33.2%
Debt + preferred / Total assets (gross book)	39.5%	44.3%	44.9%	43.3%	42.9%
Market cap leverage	33.3%	31.0%	28.2%	24.2%	25.4%
Debt / EBITDA (last quarter annualized)	5.3	5.1	4.3	4.2	4.4
Debt / EBITDA (last four quarters)	5.9	5.3	4.5	4.5	4.6
EBITDA / Interest expense (cash)	3.2	3.7	4.1	4.4	4.6
EBITDA / Fixed charges (cash)	2.9	3.0	3.1	3.1	3.3

CREDIT FACILITY AND NOTES COVENANTS
The following is a summary of key financial covenants for the company's unsecured credit facility and notes, as defined and calculated per the terms of the facility's credit agreement and the notes' governing documents, respectively, which are included in the company's filings with the Commission. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that as of December 31, 2015, the company believes it is in compliance with the covenants.

Unsecured Credit Facility Key Covenants	Required	December 31, 2015
Maximum leverage ratio	0.60 to 1.00	0.32
Minimum fixed charge coverage ratio	> 1.50	3.29
Maximum secured indebtedness ratio	0.40 to 1.00	0.004
Unencumbered asset value ratio	> 1.67	3.25
Unencumbered interest ratio	> 1.75	4.74

Unsecured Notes Key Covenants	Required	December 31, 2015
Limitation on incurrence of total debt	≤ 60%	32.4%
Limitation on incurrence of secured debt	≤ 40%	0.4%
Debt service coverage ratio	≥ 1.50	4.62
Maintenance of total unencumbered assets	≥ 150%	309.6%

LONG-TERM DIVIDEND HISTORY

PROPERTY ACQUISITIONS
(dollars in thousands)

	Year Ended December 31,
	2015	2014
Total dollars invested	$726,303	$618,145
Number of Properties	221	221
Gross leasable area (square feet)	2,706,000	2,417,000
Cash cap rate	7.2%	7.5%

PROPERTY DISPOSITIONS
(dollars in thousands)

	Year Ended December 31,
	2015			2014
	Occupied	Vacant	Total	Occupied	Vacant	Total
Number of properties	11	8	19	17	10	27
Gross leasable area (square feet)	106,000	126,000	232,000	235,000	82,000	317,000
Acquisition costs	$28,092	$11,264	$39,356	$39,980	$18,524	$58,504
Net book value	$24,535	$3,892	$28,427	$32,000	$11,786	$43,786
Net sale proceeds	$35,030	$4,086	$39,116	$41,522	$13,856	$55,378
Cash cap rate	5.9%	—	5.9%	7.2%	—	7.2%

LEASE EXPIRATIONS

	% of Total(1)	# of Properties	Gross Leasable Area (2)		% of Total(1)	# of Properties	Gross Leasable Area (2)
2016	1.0%	27	363,000	2022	5.6%	96	1,143,000
2017	3.0%	52	1,084,000	2023	2.5%	55	903,000
2018	6.3%	183	1,645,000	2024	2.6%	49	767,000
2019	3.4%	80	1,109,000	2025	5.3%	132	996,000
2020	4.3%	137	1,550,000	2026	5.8%	162	1,624,000
2021	4.7%	116	1,271,000	Thereafter	55.5%	1,140	12,089,000

(1)	Based on the annual base rent of $487,410,000, which is the annualized base rent for all leases in place as of December 31, 2015.

(2)	Square feet.

TOP 20 LINES OF TRADE

		As of December 31,
	Line of Trade	2015(1)	2014(2)
1.	Convenience stores	16.7%	18.0%
2.	Restaurants - full service	11.0%	9.1%
3.	Restaurants - limited service	7.2%	6.5%
4.	Automotive service	7.0%	7.2%
5.	Family entertainment centers	5.6%	5.1%
6.	Theaters	5.2%	5.2%
7.	Automotive parts	4.2%	4.7%
8.	Health and fitness	3.8%	3.9%
9.	Recreational vehicle dealers, parts and accessories	3.6%	3.1%
10.	Banks	3.4%	3.7%
11.	Sporting goods	3.3%	3.5%
12.	Wholesale clubs	2.6%	2.9%
13.	Drug stores	2.3%	2.5%
14.	Consumer electronics	2.2%	2.4%
15.	Medical service providers	2.2%	2.0%
16.	Travel plazas	2.1%	2.3%
17.	General merchandise	1.9%	1.6%
18.	Home furnishings	1.9%	1.9%
19.	Home improvement	1.8%	2.1%
20.	Grocery	1.7%	1.6%
	Other	10.3%	10.7%
	Total	100.0%	100.0%
(1) Based on the annualized base rent for all leases in place as of December 31, 2015.
(2) Based on the annualized base rent for all leases in place as of December 31, 2014.

TOP 10 STATES

	State	% of Total(1)		State	% of Total(1)
1.	Texas	19.7%	6.	Georgia	4.5%
2.	Florida	9.3%	7.	Virginia	3.8%
3.	Ohio	5.2%	8.	Indiana	3.8%
4.	North Carolina	5.2%	9.	Alabama	3.2%
5.	Illinois	4.9%	10.	Tennessee	3.0%

(1) Based on the annualized base rent for all leases in place as of December 31, 2015.

PORTFOLIO BY REGION
As a percentage of annual base rent - December 31, 2015

TOP TENANTS
Creditworthy Retailers

▪	21% of annual base rent is from tenants with investment grade rated debt

▪	67% of annual base rent is from tenants that are publicly traded and/or have rated debt

▪	Top 25 tenants (60% of annual base rent) operate an average of over 1,300 stores each

Top Tenants (>2.0%)	Properties	% of Total (1)
Sunoco	125	5.9%
Mister Car Wash	90	4.4%
LA Fitness	25	3.7%
Couche-Tard (Pantry)	86	3.6%
Camping World	32	3.6%
7-Eleven	77	3.5%
SunTrust	121	3.3%
AMC Theatre	16	3.0%
Chuck E. Cheese's	53	2.7%
BJ's Wholesale Club	7	2.6%
Frisch's Restaurant	74	2.4%
Gander Mountain	12	2.4%
Bell American (Taco Bell)	78	2.2%
Best Buy	19	2.1%

	Rent Coverage (With Corp. Overhead)	Fixed Charge Coverage
Range	1.6x - 6.6x	1.3x - 5.1x
Average	3.3x	2.4x
Weighted average	3.6x	2.5x

(1) Based on the annual base rent of $487,410,000, which is the annualized base rent for all leases in place as of December 31, 2015.

SAME STORE RENTAL INCOME
(dollars in thousands)

Same Store Rental Income (1)	Cash
Number of leases	1,787
Year ended December 31, 2015	$384,580
Year ended December 31, 2014	$380,273
Increase (in dollars)	$4,307
Increase (percent)	1.1%
(1) Includes all properties owned for current and prior year period excluding any vacant properties or properties under development or re-development.

LEASING DATA
(dollars in thousands)

Year Ended December 31, 2015	Renewals With Same Tenant(1)	Re-Lease To New Tenant	Releasing Totals
Number of leases	40	21	61
Prior cash rents	$6,018	$3,383	$9,401
New cash rents	$6,015	$2,634	$8,649	(2)
Releasing spread	100%	78%	92%

Tenant improvements	$—	$1,213	$1,213

(1)	Renewal rate of 82%

(2)	Represents 1.8% of total annualized base rent as of December 31, 2015

OTHER PROPERTY PORTFOLIO DATA
As of December 31, 2015
Tenant Financials

	# of Properties	% of Annual Base Rent
Property Level Financial Information	1,693	75%
Tenant Corporate Financials	1,580	74%

Rent Increases	% of Annual Base Rent
	Annual	Five Year	Other	Total
CPI	32%	39%	2%	73%
Fixed	5%	13%	3%	21%
No increases	—	—	6%	6%
	37%	52%	11%	100%

Lease Structure

▪	89% of the company's annual base rent is from NNN leases

▪	93% of the company's annual base rent is from NNN leases and NN leases (with roof warranty)

EARNINGS GUIDANCE

FFO guidance for 2016 was increased from a range of $2.28 to $2.34 to a range of $2.29 to $2.35 per share before any impairment expense. The 2016 AFFO is estimated to be $2.34 to $2.40 per share. The FFO guidance equates to net earnings before any gains or losses from the sale of real estate of $1.31 to $1.37 per share, plus $0.98 per share of expected real estate depreciation, amortization and impairments. The guidance is based on current plans and assumptions and subject to risks and uncertainties more fully described in this press release and the company's reports filed with the Commission.

2016 Guidance
Net earnings per common share before any gains (losses) on sale of real estate	$1.31 - $1.37 per share
Real estate depreciation and amortization per share	$0.98
FFO per share	$2.29 - $2.35 per share
AFFO per share	$2.34 - $2.40 per share
G&A expenses	$35.5 Million
Real estate expenses, net of tenant reimbursements	$0.9 Million
Acquisition volume	$400 - $500 Million
Disposition volume	$75 - $100 Million